                                    [LOGO]
      NUMBER                                                        SHARES
   C

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF KANSAS     NEW YORK BAGEL ENTERPRISES, INC.  CUSIP 64938P 10 7

      THIS CERTIFIES THAT





      IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                      NEW YORK BAGEL ENTERPRISES, INC.

transferable on the books of the Corporation upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by he Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                            [SEAL]
/s/ J. CHRIS DENNIS                      /s/ ROBERT J. GERESI
SECRETARY                                CHAIRMAN



COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           TRANSFER AGENT AND REGISTRAR
BY

                                                   AUTHORIZED SIGNATURE

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                      NEW YORK BAGEL ENTERPRISES, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class or stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or to the transfer agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT-______Custodian_______    UNIF TRAN MIN ACT-______Custodian_______
TEN ENT-as tenants by the entireties                  (Cust)         (Minor)                      (Cust)         (Minor)
JT TEN -as joint tenants with right                   under Uniform Gifts to Minors    under Uniform Transfers to Minors
        of survivorship and not as                    Act_______                       Act_______
        tenants in common                                (State)                          (State)
TOD    -transfer on death direction
        in event of owner's death, to
        person named on face

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

      SIGNATURE GUARANTEED:             ________________________________________

_________________________________       ________________________________________
NOTICE: THE SIGNATURE(S) MUST BE        NOTICE: THE SIGNATURE TO THIS
GUARANTEED AND THE GUARANTOR MUST       ASSIGNMENT MUST CORRESPOND WITH
BE ACCEPTABLE TO THE TRANSFER AGENT.    THE NAME AS WRITTEN UPON THE FACE
                                        OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.